Emerald Holding, Inc. Fourth Quarter and Full Year 2024 March 14, 2025 Exhibit 99.2

Legal Disclaimer Forward-Looking Statements The information provided in this presentation is for general informational purposes only. This presentation contains certain forward-looking statements regarding Emerald Holding, Inc. and its subsidiaries (the “Company”), including, without limitation, statements regarding the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; statements about general economic conditions, or more specifically about the markets in which the Company operates, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance; the multiple avenues to return to organic growth; expectations regarding interest rates and economic conditions and the Company’s 2025 financial guidance expectations; the Company’s ability to successfully identify and acquire acquisition targets; and the Company’s intention to continue to pay regular quarterly dividends, among others. In particular, the declaration, timing and amount of any future dividends will be subject to the discretion and approval of the Company’s Board of Directors, and will depend on a number of factors. The forward-looking statements contained herein are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements, to differ materially and there can be no assurance that the projected results and forward-looking statements in this presentation will prove to be accurate. In addition, even if our results of operations, financial condition and liquidity, and events in the industry in which we operate, are consistent with the forward-looking statements contained in this report, they may not be predictive of results or developments in future periods. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe, “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which are available on the Company’s Investor Relations website at investor.emeraldx.com and on the SEC’s EDGAR website at www.sec.gov. The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise. Past results are not indicative of future performance. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which the Company operates, including publicly available information from independent industry analysts and publications, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Non-GAAP Financial Information This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and should not be considered as a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP measures included herein may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Participants Hervé Sedky President and Chief Executive Officer David Doft Chief Financial Officer

Key Q4 2024 Takeaways Portfolio optimization strategically shifting Emerald portfolio toward high-growth industry categories through acquiring new events and discontinuing smaller, underperforming events to enhance long-term profitability and market resilience On March 14, 2025, Emerald announced that it entered into an agreement to acquire This is Beyond, a London-based luxury travel event business and that it acquired Insurtech Insights, a premier operator of large-scale insurance conferences across the US, Europe, and Asia The acquisitions are in aggregate expected to contribute approximately $40 million in Revenue and approximately $15 million in Adjusted EBITDA in 2025 Completed a refinancing of Emerald’s First Lien Term Loan and extended the maturity date of its revolving credit facility on January 30, 2025 Refinanced term loan with new, upsized $515 million senior secured term loan maturing in 2032 and extending the maturity of our senior secured revolving credit facility to 2030 Repurchased $8.4 million of its common stock in the fourth quarter Board of Director’s declared dividend for the quarter ending March 31, 2024, of $0.015 per share Announced Full Year 2025 guidance of Revenue in the range of $450 to $460 million and Adjusted EBITDA in the range of $120 to $125 million

Emerald’s Monetization Engine Provides Diverse And Highly Visible Revenue Generation Across Its Three Segments Collection of leading B2B trade shows and conferences that bring together industry-specific communities Revenue is generated from the production of trade shows and conference events, including booth space sales, registration fees and sponsorship fees B2B websites and publications that provide industry specific business news and information across multiple sectors Revenue primarily consists of advertising sales for industry publications and digital products SaaS software enables year-round B2B buying and selling which averages $1 billion per month of wholesale gross transaction volume Revenue consists of subscription revenue, implementation fees and professional services Connections (~90% of FY 2024 Revenue) Content Commerce

Leading B2B Events Provide High ROI Marketing and Lead Generation for Recurring Client Base

EMERALD

64%
of CMOs plan to increase their investments in in-person events [1]

38
New leads generated, on average, per trade show event [2]

60%
of executives report that in-person events – lead to significant knowledge transfer and LT partnerships.[3]

70%
of buyers prefer hybrid and in-person experiences where there is increased trust and deeper engagement[4]

~3.0%
2024E-2028E CAGR projected for US B2B trade show market size[5]

In-person trade shows and events continue to be an integral part of businesses' marketing budgets and among the highest ROI

Value to Exhibitors

- Generate leads and sales
- Introduce new products
- Build brands
- Strengthen relationships
- Educate the market
- Service customers

Value to Attendees

- Fulfill procurement needs
- Source new suppliers
- Reconnect with existing suppliers
- Identify trends
- Learn about new products / services
- Network with industry peers

(1) Source: Deloitte. The CMO Survey: Managing Marketing Technology, Growth and Sustainability – Highlights and Insights Report (Spring 2024).
(2) Source: Events Industry Council & Oxford Economics. (2023) 2023 Global Economic Significance of Business Events.
(3) Source: Harvard Business Review. (2020). When Do We Really Need Face-to-Face Interactions
(4) Source: McKinsey & Company. (2022). The New B2B Growth Equation: Customers Want an Always-On, Personalized, Omnichannel Experience. The Worlds Best Sellers are Giving it To Them.
(5) Source: Activate Consulting, Technology & Media Outlook 2025.

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Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings Action the holistic consolidated customer database Focuses on allowing customer to do business on their terms at higher ROI Value-based pricing structure Rigorous, perpetual brand reviews via 3-year brand operating plans across portfolio Improved customer retention Higher revenue per customer Focused investment in evolving brands Optimized event success and customer ROI Customer Centricity Targeted accretive M&A Partnership opportunities Emerald Xcelerator New event and content launches in growth categories Platform acquisitions in new growth categories Tuck-in acquisitions in existing strategic categories Portfolio Optimization Daily content and insights across multiple industries Scaled B2B marketplace Increased cadence of online offerings New revenue streams Powerful first-party data Improved cross selling efforts 365-Day Engagement

History of Acquiring and Integrating High-Quality Events with a Robust Acquisition Pipeline

EMERALD

Emerald Has Completed and Integrated Over 30 Acquisitions Over the Last Decade Totaling Over $900mm in Capital Deployed

Commentary

- Successfully acquired and integrated 30 trade show and B2B brands over the last 10 years into a singular, go-to-market platform
  - Growing footprint through acquisition of high-quality events across key industry verticals
- Historically, acquisitions purchased in mid-to-high single digits multiple range
- Ability to achieve cost and revenue synergies in most transactions
- Accretive M&A potential within a highly fragmented industry at attractive valuations

Selected Recent Acquisitions

ADVERTISINGWEEK

June 2022

Premier global B2B event and thought leadership platform in the advertising, marketing, media and technology sectors

LODESTONE EVENTS

January 2023

Producer of Overland Expo series of vehicle-based, adventure travel consumer shows

Hotel interactive

April 2024

Premier conference and leading multi-channel hosted-buyer business

Insurtech Insights

March 2025

Portfolio of events centered around insurance technology

This is Beyond.

Pending 2Q 2025

London-based luxury travel event business. Currently produces seven events globally

Historical # of Acquisitions per Annum

Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
# of Acquisitions	4	5	4	2	1	1	2	2	1	4	3 [1]

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[1] M&A activity as of March 14, 2025.

9 Adj. EBITDA(1) Free Cash Flow(2) Net Income (Loss) Diluted Income (Loss) Per Share ($ in Millions) ($ in Millions) Excludes insurance proceeds (1) See slide 14 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. (2) The calculation of fourth quarter 2024 Free Cash Flow excluding event cancellation insurance proceeds, net, includes non-recurring acquisition related transaction costs of $1.2 million, acquisition integration, restructuring-related transition costs of $1.1 million, and non-recurring legal, audit and consulting fees of $1.3 million. The calculation of fourth quarter 2023 Free Cash Flow excluding event cancellation insurance proceeds, net, includes non-recurring acquisition related transaction costs of $0.8 million, acquisition integration, restructuring-related transition costs of $2.1 million, and non-recurring legal, audit and consulting fees of $1.1 million. The total of these items is $3.6 million and $4.0 million for the quarters ended December 31, 2024 and 2023, respectively. See slide 15 of this presentation for a reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Free Cash Flow excluding event cancellation insurance proceeds, net. (3) Consolidated trailing twelve month EBITDA as of December 31, 2024 as defined in Amended and Restated Senior Secured Credit Facilities. Net debt is defined as total principal face value of borrowings outstanding under the Extended Term Loan Facility and Amended and Restated Revolving Credit Facilities, less combined cash and cash equivalents. Earnings Results Revenues of $106.8 million Diluted income per share of $0.03 Net income of $5.1 million Adjusted EBITDA excluding insurance proceeds of $32.6 million(1) Free cash flow of $17.9 million(2) Highlights and Developments On January 30, 2025, Emerald completed the refinancing of its First Lien Term Loan and extended the maturity date of its revolving credit facility Repurchased 1,776,884 shares in Q4 2024 for $8.4 million at an average price of $4.68 per share On February 25, 2025, Emerald’s Board of Directors declared a dividend for the quarter ending March 31, 2025 of $0.015 per share Balance Sheet (as of 12/31/2024) $194.8 million of cash and cash equivalents and full availability on $110 million revolver. Net debt of $214.4 million, including $409.2 million outstanding term loan balance(3) Net debt / EBITDA(3) of 1.9x as of December 31st Approximately 201.4 million common shares outstanding as of December 31st Emerald experienced year over year growth in revenue and Adjusted EBITDA across all categories ($ in Millions) $(0.46) Q4 2024 Financial Highlights and Current Liquidity Position

10 ($ in Millions) Revenue and Adjusted EBITDA by Segment Quarterly Connections $112.2 $75.6 $62.0 $90.4 $123.4 $75.0 $62.4 $94.3 All Other $10.1 $10.9 $10.5 $11.1 $10.0 $11.0 $10.2 $12.5 Total $122.3 $86.5 $72.5 $101.5 $133.4 $86.0 $72.6 $106.8 Connections $282.6 $340.2 $355.1 All Other $43.3 $42.6 $43.7 Total $325.9 $382.8 $398.8 Annual Connections $49.4 $25.1 $22.5 $39.8 $56.1 $26.4 $23.6 $36.1 All Other ($0.3) $1.0 $1.3 $1.6 $0.2 $1.8 $1.6 $2.5 Corporate ($12.6) ($11.5) ($13.0) ($5.5) ($15.5) ($12.9) ($12.7) ($5.5) Adj. EBITDA $36.5 $14.6 $10.8 $35.9 $40.8 $15.3 $12.5 $33.1 Less: Insurance Proceeds -- -- $2.8 -- $1.0 -- -- $0.5 Adj. EBITDA ex-Insurance $36.5 $14.6 $8.0 $35.9 $39.8 $15.3 $12.5 $32.6 Revenue Adjusted EBITDA Connections $133.0 $136.8 $142.3 All Other $0.2 $3.6 $6.2 Corporate ($42.2) ($42.6) ($46.8) Adj. EBITDA $91.0 $97.8 $101.7 Less: Insurance Proceeds $34.2 $2.8 $1.5 Adj. EBITDA ex-Insurance $56.8 $95.0 $100.2 Adjusted EBITDA Revenue

11 2025 Guidance(1) Signals Continued Growth and Margin Expansion Revenue ($ in Millions) Adjusted EBITDA ex-Insurance(1) ($ in Millions) 2025 Revenue Guidance FY 2025 Revenue expected to be $450 - $460 million (1) Guidance for FY 2025 Revenue of $450-$460 million and Adjusted EBITDA of $120-$125 million, respectively See slide 14 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. 2025 Adjusted EBITDA Guidance FY 2025 Adjusted EBITDA(2) expected to be $120-$125 million (1)

Defined as the ratio of net debt to consolidated trailing twelve month EBITDA as defined in Amended and Restated Senior Secured Credit Facilities. Annual Recurring Dividends Re-introduce recurring quarterly cash dividend given free cash flow generative nature of business Gradually increase the dividend over time Current common stock dividend at an annualized level of $12m, ($0.015/share) or $3.0m per quarter Target ongoing payout ratio of up to 25% of FCF Maintain Net Leverage Ratio(1) Target 2.0 – 3.0x long-term Net Leverage Ratio Leverage is 1.9x as of December 31, 2024, which is within the targeted range Opportunistic Share Buybacks Capitalize on stock price volatility by using excess liquidity to buy back stock when accretive to value Ongoing $25 million share repurchase program, representing approx. 3% of the current equity market capitalization Priorities Objectives Actions Capital Allocation and Financial Policy Supplement Organic Growth with M&A Acquire leading B2B events or related assets in existing verticals and/or new, growing verticals to diversify exposure Capture revenue and/or cost synergies Multiple arbitrage Consider B2C events only in existing scale verticals Completed 11 acquisitions over the past 4 years

Appendix

Adjusted EBITDA UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA Intangible asset impairment charges for the three months ended December 31, 2024 represent non-cash charges of $1.0 million for certain definite-lived and indefinite-lived intangible assets in connection with the Company’s annual testing of intangibles for impairment. Intangible asset impairment charges for the full year ended December 31, 2024 includes additional non-cash charges of $6.3 million for certain indefinite-lived intangible assets in connection with the Company’s interim testing of intangibles for impairment. Other items for the three months ended December 31, 2024 included: (i) $1.2 million in acquisition-related transaction costs; (ii) $1.1 million in acquisition integration and restructuring-related transition costs and (iii) $1.3 million in non-recurring legal, audit and consulting fees, offset by $0.5 million in gains related to the remeasurement of contingent consideration. Other items for the three months ended December 31, 2023 included: (i) $0.8 million in acquisition-related transaction costs; (ii) $2.1 million in transition expenses; (iii) $1.1 million in non-recurring legal, audit and consulting fees and (iv) $0.2 million in expense related to the remeasurement of contingent consideration. Other items for the twelve months ended December 31, 2024 included: (i) $3.4 million in acquisition-related transaction costs; (ii) $8.3 million in acquisition integration and restructuring-related transition costs, including one-time severance expense of $3.7 million and (iii) $3.0 million in non-recurring legal, audit and consulting fees, offset by $1.2 million in gains related to the remeasurement of contingent consideration. Other items for the twelve months ended December 31, 2023 included (i) $2.6 million in acquisition-related transaction costs; (ii) $6.1 million in transition expenses; (iii) $4.1 million in non-recurring legal, audit and consulting fees, offset by $2.3 million in gains related to the remeasurement of contingent consideration.

Free Cash Flow UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

Income Statement – Consolidated Emerald UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

Income Statement – Connections Reportable Segment

EMERALD

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) – CONNECTIONS REPORTABLE SEGMENT

	FY 2022					FY 2023					FY 2024				
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
	(dollars in Millions) (unaudited)														
Connections															
Revenue	$ 88.6	$ 60.7	$ 51.4	$ 81.9	$ 282.6	$ 112.2	$ 75.6	$ 62.0	$ 90.4	$ 340.2	$ 123.4	$ 75.0	$ 62.4	$ 94.3	$ 355.1
Other income, net	23.7	8.1	2.4	—	34.2	—	—	2.8	—	2.8	1.0	—	—	0.5	1.5
Cost of Revenue	32.1	24.1	20.3	30.4	106.9	40.9	30.3	23.8	33.0	128.0	45.3	30.5	20.9	39.9	136.6
Selling, general and administrative expenses	19.3	17.5	19.0	21.4	77.2	22.1	20.4	19.5	17.4	79.4	22.4	18.5	18.1	19.0	78.0
Depreciation and amortization expense	12.8	12.4	12.9	12.6	50.7	11.5	10.5	6.2	6.6	34.8	4.5	4.2	4.1	4.2	17.0
Goodwill impairments	6.0	—	—	—	6.0	—	—	—	—	—	—	—	—	—	—
Intangible asset impairments	1.6	—	—	—	1.6	—	—	—	—	—	—	—	6.3	1.0	7.3
Operating income	$ 40.5	$ 14.8	$ 1.6	$ 17.5	$ 74.4	$ 37.7	$ 14.4	$ 15.3	$ 33.4	$ 100.8	$ 52.2	$ 21.8	$ 13.0	$ 30.7	$ 117.7

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Income Statement – All Other Category UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) – ALL OTHER CATEGORY

Income Statement – Corporate-Level Activities UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) – CORPORATE-LEVEL ACTIVITIES